EXECUTION COPY



                        KEYCORP STUDENT LOAN TRUST 2001-A



                                   $98,000,000

                  FLOATING RATE CLASS I-A-1 ASSET BACKED NOTES

                                  $241,500,000

                  FLOATING RATE CLASS I-A-2 ASSET BACKED NOTES

                                   $10,500,000

                   FLOATING RATE CLASS I-B ASSET BACKED NOTES

                                   $67,800,000

                  FLOATING RATE CLASS I-A-1 ASSET BACKED NOTES

                                  $382,200,000

                  FLOATING RATE CLASS II-A-2 ASSET BACKED NOTES



                       KEY BANK USA, NATIONAL ASSOCIATION



                          KEY CONSUMER RECEIVABLES LLC



                           NOTE UNDERWRITING AGREEMENT

                                September 6, 2001

Deutsche Banc Alex. Brown
As Representative of the
several Underwriters
31 West 52nd Street
New York, N.Y. 10019

Dear Sirs:

          1. INTRODUCTORY. Key Consumer Receivables LLC, a Delaware limited liability company, (the "Depositor"), proposes to cause KeyCorp Student Loan Trust 2001-A (the "Trust") to issue and sell $98,000,000 principal amount of its Floating Rate Class I-A-1 Asset Backed Notes (the "Class I-A-1 Notes"), $241,500,000, principal amount of its Floating Rate Class I-A-2 (the "Class I-A-2 Notes"), $10,500,000, principal amount of its Floating Rate Class I-B (the "Class I-B Notes"), $67,800,000, principal amount of its Floating Rate Class II-A-1 (the "Class II-A-1 Notes"), and $382,200,000, principal amount of its Floating Rate Class II-A-2 Notes (the "Class II-A-2 Notes" and together with the Class I-A-1 Notes, the Class I-A-2 Notes, the Class I-B Notes and the Class II-A-1 Notes, the "Notes") to the underwriters named in Schedule I hereto (the "Underwriters"), for whom you (the "Representative") are acting as representative. The Trust was formed pursuant to the Trust Agreement, dated as of August 20, 2001, as amended and restated by the Amended and Restated Trust Agreement, dated as of September 1, 2001 (as further amended and supplemented from time to time, collectively, the "Trust Agreement") among the Depositor, Bank One, National Association, as Eligible Lender Trustee (the "Eligible Lender Trustee") and Bank One Delaware, Inc., as Delaware trustee (the "Delaware Trustee"). The assets of the Trust include certain graduate and undergraduate student loans (collectively, the "Initial Financed Student Loans"). Such Initial Financed Student Loans will be acquired by the Trust from the Depositor on or about September 14, 2001 (the "Closing Date"). The Initial Financed Student Loans will be divided into two pools of student loans, the first group will consist of Financed Student Loans that are reinsured by the United States Department of Education (the "Department") (collectively, the "Financed Federal Loans"). The second group will consist of (i) Financed Student Loans that are not guaranteed by any party nor reinsured by the Department (collectively "Non-Guaranteed Private Loans,") and (ii) Financed Student Loans that are not reinsured by the Department or any other government agency but are guaranteed by a private guarantor (collectively, "Guaranteed Private Loans" and together with the Non-Guaranteed Private Loans, the "Financed Private Loans"). All Financed Student Loans that are part of the first group described above are referred to as the "Group I Student Loans" and all Financed Student Loans that are part of the second group described above are referred to as the "Group II Student Loans." The Depositor will purchase all of the Group II Student Loans and a portion of the Group I Student Loans from Key Bank USA, National Association, a national banking association ("KBUSA," and in such capacity, a "Seller"), pursuant to the KBUSA Student Loan Transfer Agreement, dated as of September 1, 2001 (the "KBUSA Student Loan Transfer Agreement") between KBUSA, the Depositor and Bank One, National Association, as eligible lender trustee on behalf of the Depositor (the "Depositor Eligible Lender Trustee") and will purchase a majority of the Group I Student Loans from Key Consumer QSPE LLC ("QSPE" and also a "Seller," and collectively with KBUSA, the "Sellers") pursuant to the QSPE Student Loan Transfer Agreement (the "QSPE Student Loan Transfer Agreement," and together with the KBUSA Student Loan Transfer Agreement, the "Student Loan Transfer Agreements") dated as of September 1, 2001 between Key Consumer QSPE LLC, the Depositor and the Depositor Eligible Lender Trustee. The Group I Notes will be entitled to receive payments of interest and principal primarily from the cashflow on the Group I Student Loans. The Group II Notes will be entitled to receive payments of interest and principal from the cashflow on the Group II Student Loans.

          The assets of the Trust will further include certain monies due under the Initial Financed Student Loans on and after September 1, 2001, (the "Cutoff Date"), an interest rate swap agreement for the Group I Notes (the "Group I Interest Rate Swap") and for the Group II Notes (the "Group II Interest Rate Swap," and together with the Group I Interest Rate Swap, the "Interest Rate Swaps"), in the form of a 1992 ISDA Master Agreement, and schedules and related confirmations thereto, each dated as of September 14, 2001, between the Trust and KBUSA, as the swap counterparty (in such capacity, the "Swap Counterparty") and a note guaranty insurance policy issued by MBIA Insurance Corporation (the "Securities Insurer") to Chase Manhattan Bank, a New York banking corporation (the "Indenture Trustee") for the benefit of the Group II Noteholders (the "Group II Notes Guaranty Insurance Policy"). The Initial Financed Student Loans will be sold to the Eligible Lender Trustee on behalf of the Trust by the Depositor and the Depositor Eligible Lender Trustee pursuant to the Sale and Servicing Agreement, dated as of September 1, 2001 (as amended and supplemented from time to time, the "Sale and Servicing Agreement"), among, the Trust, the Eligible Lender Trustee, KBUSA, as master servicer (in such capacity, the "Master Servicer"), the Depositor and KBUSA, as administrator (in such capacity, the "Administrator"). The Master Servicer has also entered into three certain sub-servicing agreements to have the Financed Student Loans sub-serviced with each of Pennsylvania Higher Education Assistance Agency, an agency of the Commonwealth of Pennsylvania ("PHEAA" and, in its capacity as a sub-servicer, a "Sub-Servicer") and Great Lakes Educational Loan Services, Inc., a Wisconsin corporation ("Great Lakes" or a "Sub-Servicer"), two agreements with PHEAA regarding the Group I and Group II Student Loans and one agreement with Great Lakes regarding the Group II Student Loans. The Notes will be issued pursuant to the Indenture to be dated as of September 1, 2001 (as amended and supplemented from time to time, the "Indenture"), between the Indenture Trustee and the Trust. To provide credit support to the Group II Notes only, the Group II Notes Guaranty Insurance Policy will be issued pursuant to an Insurance Agreement (the "Insurance Agreement") dated as of September 14, 2001 by and among the Securities Insurer, the Depositor, KBUSA, (in its capacities as Seller, Master Servicer and Administrator), the Trust, the Indenture Trustee and the Eligible Lender Trustee. After the Closing Date (as defined below), the Eligible Lender Trustee, acting on behalf of the Trust, will acquire certain additional student loans, on or prior to the end of the Funding Period (the "Other Student Loans"; and together with the Initial Financed Student Loans, the "Financed Student Loans") using amounts in certain accounts owned by the Trust which have been set aside for such purpose. In addition, the Administrator will perform certain administrative duties on behalf of the Trust pursuant to the Administration Agreement, dated as of September 1, 2001 (as amended and supplemented from time to time, the "Administration Agreement"), among the Indenture Trustee, the Trust and the Administrator. KBUSA, as cap provider (in such capacity, the "Cap Provider"), will enter into two interest rate caps with the Trust, one for the benefit of the holders of the Group I Notes (the "Group I Interest Rate Cap"), and the other for the benefit of the Group II Notes (the "Group II Interest Rate Cap" and together with the Group I Interest Rate Cap, the "Cap Agreements") each in the form of a 1992 ISDA Master Agreement, whereunder the related Noteholders will be entitled, subject to the limitations of the Cap Agreements, to receive payments from the Cap Provider in the amount of any of any Noteholders' Interest Index Carryover for such Class of Notes and the Cap Provider will receive reimbursement for such payments on subsequent Distribution Dates, but only to the extent funds are available therefor on a subordinated basis. Pursuant to the Interest Rate Swaps, on each Distribution Date the Trust will be entitled to receive certain payments from the Swap Counterparty, and/or the Trust will be required to make certain payments to the Swap Counterparty, in each case on a net basis. Key Bank National Association, a national banking association, as put option provider ("KBNA" and in such capacity, the "Put Option Provider") will enter into two put option agreements with the Trust, one with respect to the Group I Student Loans (the "Group I Put Option") for the benefit of the holders of the Group I Notes, and the other with respect to the Group II Student Loans (the "Group II Put Option" and together with the Group I Put Option, the "Put Options") for the benefit of the holders of the Group II Notes. Pursuant to each of the Put Options, if the related Put Option is exercised, the Put Option Provider is obligated to purchase the related group of Financed Student Loans for the related Put Exercise Price on the Distribution Date in September 2011. The Sale and Servicing Agreement, the Indenture, the Trust Agreement, the Student Loan Transfer Agreements, the Insurance Agreement, the Administration Agreement, the Interest Rate Swaps, the Cap Agreements and the Put Options are referred to herein as the "Basic Documents."

          Simultaneously with the issuance and sale of the Notes as contemplated herein, and pursuant to the Trust Agreement, the Trust will issue its Trust Certificate (the "Certificate") representing a fractional undivided residual ownership interest in the Trust to the Depositor.

          Capitalized terms used and not otherwise defined herein shall have the meanings given them in Appendix A attached hereto.

          2. REPRESENTATIONS AND WARRANTIES OF THE DEPOSITOR AND KBUSA. (a) The Depositor and KBUSA, jointly and severally, represents and warrants to and agrees with the several Underwriters that:

               (i) A registration statement on Form S-3 (Registration No. 333-62624-01) has been filed with the Securities and Exchange Commission (the "Commission"), including a related preliminary base prospectus and a preliminary prospectus supplement, for the registration under the Act of the offering and sale of the Notes. KBUSA and the Depositor may have filed one or more amendments thereto, each of which amendments has previously been furnished to the Representative. KBUSA and the Depositor will next file with the Commission (i) after effectiveness of such registration statement, a final base prospectus and a final prospectus supplement relating to the Notes in accordance with Rules 430A and 424(b)(1) or (4) under the Securities Act of 1933, as amended (the "Act"), or (ii) a final base prospectus and a final prospectus supplement relating to the Notes in accordance with Rules 415 and 424(b)(2) or (5).

               The Depositor and KBUSA have included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in the Prospectus with respect to the Notes and the offering thereof. As filed such final prospectus supplement shall include all Rule 430A Information, together with all other such required information, with respect to the Notes and the offering thereof and, except to the extent that the Representative shall agree in writing to a modification, shall be in all substantive respects in the form furnished to the Representative prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest preliminary base prospectus and preliminary prospectus supplement, if any, that have previously been furnished to the Representative) as KBUSA has advised the Representative, prior to the Execution Time, will be included or made therein. If the Registration Statement contains the undertaking specified by Regulation S-K Item 512(a), the Registration Statement, at the Execution Time, meets the requirements set forth in Rule 415(a)(1)(x).

               For purposes of this Note Underwriting Agreement (this "Agreement"), "Effective Time" means the date and time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission, and "Effective Date" means the date of the Effective Time. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. Such registration statement, as amended at the Effective Time, including all information deemed to be a part of such registration statement as of the Effective Time pursuant to Rule 430A(b) under the Act, and including the exhibits thereto and any material incorporated by reference therein, is hereinafter referred to as the "Registration Statement." "Base Prospectus" shall mean any prospectus referred to above contained in the Registration Statement at the Effective Date, including any Preliminary Prospectus Supplement. "Preliminary Prospectus Supplement" shall mean the preliminary prospectus supplement to the Base Prospectus which describes the Notes and the offering thereof and is used prior to filing of the Prospectus. "Prospectus" shall mean the prospectus supplement relating to the Notes that is first filed pursuant to Rule 424(b) after the Execution Time, together with the Base Prospectus or, if no filing pursuant to Rule 424(b) is required, shall mean the prospectus supplement relating to the Notes, including the Base Prospectus, included in the Registration Statement at the Effective Date. "Rule 430A Information" means information with respect to the Notes and the offering of the Notes permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A. "Rule 415," "Rule 424," "Rule 430A" and "Regulation S-K" refer to such rules or regulations under the Act. Any reference herein to the Registration Statement, a Preliminary Prospectus Supplement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein, if any, pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the Effective Date of the Registration Statement or the issue date of the Base Prospectus, such Preliminary Prospectus Supplement or the Prospectus, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, the Base Prospectus, any Preliminary Prospectus Supplement or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement, or the issue date of the Base Prospectus, to any Preliminary Prospectus Supplement or the Prospectus, as the case may be, deemed to be incorporated therein by reference.

               (ii) As of the Closing Date (as defined below), KBUSA's representations and warranties in the Basic Documents to which it is a party and in the Guarantee Agreement to which TERI is a party will be true and correct in all material respects.

               (iii) This Agreement has been duly authorized, executed and delivered by KBUSA and the Depositor. The execution, delivery and performance of this Agreement and the issuance and sale of the Notes and compliance with the terms and provisions hereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any agreement or instrument to which KBUSA or the Depositor are a party or by which KBUSA or Depositor are bound or to which any of the properties of KBUSA or the Depositor are subject which could reasonably be expected to have a material adverse effect on the transactions contemplated herein. The Depositor has full corporate power and authority to cause the Trust to authorize, issue and sell the Notes, all as contemplated by this Agreement.

               (iv) Other than as contemplated by this Agreement or as disclosed in the Prospectus, there is no broker, finder or other party that is entitled to receive from KBUSA, the Depositor or any of their subsidiaries any brokerage or finder's fee or other fee or commission as a result of any of the transactions contemplated by this Agreement.

               (v) All legal or governmental proceedings, contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement have been so described or filed as required.

               (vi) The assignment and delivery of the Initial Financed Student Loans to the Depositor and the Depositor Eligible Lender Trustee by KBUSA, pursuant to the KBUSA Student Loan Transfer Agreement, will vest in the Depositor and the Depositor Eligible Lender Trustee all of KBUSA's right, title and interest therein, or will result in a first priority perfected security interest therein, in either case subject to no prior lien, mortgage, security interest, pledge, adverse claim, charge or other encumbrances.

               (vii) The assignment and delivery of the Initial Financed Student Loans to the Depositor and the Depositor Eligible Lender Trustee by Key Consumer QSPE LLC, pursuant to the QSPE Student Loan Transfer Agreement, will vest in the Depositor all of Key Consumer QSPE LLC's right, title and interest therein, or will result in a first priority perfected security interest therein, in either case subject to no prior lien, mortgage, security interest, pledge, adverse claim, charge or other encumbrances.

               (viii) The Depositor's assignment and delivery of (i) the Initial Financed Student Loans to the Eligible Lender Trustee on behalf of the Trust as of the Closing Date and (ii) the Other Student Loans on the related Transfer Date, will vest in the Eligible Lender Trustee on behalf of the Trust all the Depositor's right, title and interest therein, or will result in a first priority perfected security interest therein, in either case subject to no prior lien, mortgage, security interest, pledge, adverse claim, charge or other encumbrance.

               (ix) The Trust's assignment of (i) the Initial Financed Student Loans to the Indenture Trustee as of the Closing Date and (ii) the Other Student Loans on the related Transfer Date, pursuant to the Indenture, will vest in the Indenture Trustee, for the benefit of the holders of the Notes, a first priority perfected security interest therein, subject to no prior lien, mortgage, security interest, pledge, adverse claim, charge or other encumbrance.

               (x) The Depositor is not, and after giving effect to the offering and sale of the Notes, will not be an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the United States Investment Company Act of 1940, as amended (the "Investment Company Act"), and the exemption provided under Section 3(c)(5) of the Investment Company Act is applicable to the Depositor with respect to the offering and sale of the Notes;

          (b) Each of KBUSA and the Depositor hereby agrees with the Underwriters that, for all purposes of this Agreement, the only information furnished to the Depositor by the Underwriters through the Representative specifically for use in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, are the statements relating to stabilization on the inside cover page of, and the statements under the caption "Underwriting" in, the preliminary prospectus and the Prospectus (the "Underwriter Information").

          3. PURCHASE, SALE AND DELIVERY OF THE NOTES. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Depositor agrees to cause the Trust to sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Trust, at a purchase price of 99.800% of the principal amount of the Class I-A-1 Notes, at a purchase price of 99.675% of the principal amount of the Class I-A-2 Notes, at a purchase price of 99.600% of the principal amount of the Class I-B Notes, at a purchase price of 99.800% of the principal amount of the Class II-A-1 Notes and at a purchase price of 99.675% of the principal amount of the Class II-A-2 Notes the respective principal amounts of each class of Notes set forth opposite the names of the Underwriters in
Schedule I hereto. In addition, the Depositor agrees to cause the Underwriters to be paid an aggregate structuring fee in connection with the structuring of the Notes of $800,000.

          The Depositor will deliver the Notes to the Representative for the respective accounts of the Underwriters, against payment of the purchase price to or upon the order of the Depositor or its designee by wire transfer or check in Federal (same day) Funds, at the office of Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038, on September 14, 2001, or at such other time not later than seven full business days thereafter as the Representative and the Depositor determine, such time being herein referred to as the "Closing Date." The Notes to be so delivered will be initially represented by one or more Notes of each class registered in the name of Cede & Co., the nominee of The Depository Trust Company ("DTC"). The interests of beneficial owners of the Notes will be represented by book entries on the records of DTC and participating members thereof. Definitive Notes will be available only under the limited circumstances specified in the Indenture.

          4. OFFERING BY THE UNDERWRITERS. It is understood that, provided that the Registration Statement remains effective, the several Underwriters propose to offer the Notes for sale to the public (which may include selected dealers) as set forth in the Prospectus.

          5. COVENANTS OF THE DEPOSITOR AND KBUSA. Each of KBUSA and the Depositor agrees with the several Underwriters that:

          (a) Prior to the termination of the offering of the Notes, neither the Depositor nor KBUSA will file any amendment of the Registration Statement or supplement to the Prospectus unless the Depositor or KBUSA has furnished the Representative a copy for its review prior to filing and will not file any such proposed amendment or supplement to which the Representative reasonably objects. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), KBUSA or the Depositor will file the Prospectus, properly completed, and any supplement thereto, with the Commission pursuant to and in accordance with the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representative of such timely filing.

          (b) Either KBUSA or the Depositor will advise the Representative promptly of any proposal to amend or supplement the registration statement as filed or the related prospectus or the Registration Statement or the Prospectus and will not effect such amendment or supplementation without the consent of the Representative prior to the Closing Date, and thereafter will not effect any such amendment or supplementation to which the Representative reasonably objects; either KBUSA or the Depositor will also advise the Representative promptly of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for any additional information; and either KBUSA or the Depositor will also advise the Representative promptly of the effectiveness of the Registration Statement (if the Effective Time is subsequent to the execution of this Agreement) and of any amendment or supplement to the Registration Statement or the Prospectus and of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threat of any proceeding for that purpose and each of KBUSA and the Depositor will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible the lifting of any issued stop order.

          (c) If, at any time when a prospectus relating to the Notes is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then amended or supplemented would contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend or supplement the Prospectus to comply with the Act or the Exchange Act, KBUSA or the Depositor promptly will prepare and file, or cause to be prepared and filed, with the Commission an amendment or supplement which will correct such statement or omission, or an amendment or supplement which will effect such compliance. Neither the consent of the Representative to, nor the delivery of the several Underwriters of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6 hereof.

          (d) As soon as practicable, but not later than the Availability Date (as defined below), either KBUSA or the Depositor will cause the Trust to make generally available to the holders of the Notes an earnings statement of the Trust covering a period of at least twelve months beginning after the Effective Date which will satisfy the provisions of Section 11(a) of the Act and Rule 158 of the applicable Rules and Regulations thereunder. For the purpose of the preceding sentence, "Availability Date" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes the Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Trust's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter.

          (e) KBUSA will furnish to the Representative copies of the Registration Statement (two of which will be signed and will include all exhibits), each related preliminary prospectus, the Prospectus and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Representative reasonably requests.

          (f) KBUSA will arrange for the qualification of the Notes for sale under the laws of the State of California and will continue such qualification in effect so long as required for the distribution.

          (g) For a period from the date of this Agreement until the retirement of the Notes, or until such time as the several Underwriters shall cease to maintain a secondary market in the Notes, whichever occurs first, KBUSA will deliver to the Representative the annual statements of compliance and the annual independent certified public accountants' reports furnished to the Indenture Trustee or the Eligible Lender Trustee pursuant to the Sale and Servicing Agreement, as soon as such statements and reports are furnished to the Indenture Trustee or the Eligible Lender Trustee.

          (h) So long as any of the Notes are outstanding, either KBUSA or the Depositor will furnish to the Representative (i) as soon as practicable after the end of the fiscal year all documents required to be distributed to the holders of the Notes or filed with the Commission on behalf of the Trust pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any order of the Commission thereunder and (ii) from time to time, any other information concerning KBUSA or the Depositor as the Representative may reasonably request only insofar as such information reasonably relates to the Registration Statement or the transactions contemplated by the Basic Documents.

          (i) On or before the Closing Date, the Depositor shall mark its accounting and other records, if any, relating to the Initial Financed Student Loans and shall instruct the Master Servicer (which shall cause each Sub-Servicer) to mark the computer records of the Master Servicer (or such Sub-Servicer) relating to the Financed Student Loans to show the absolute ownership by the Eligible Lender Trustee on behalf of the Trust of the Financed Student Loans, and from and after the Closing Date the Depositor shall not and shall require that the Master Servicer (which shall ensure that any Sub-Servicer) shall not take any action inconsistent with the ownership by the Eligible Lender Trustee on behalf of the Trust of such Initial Financed Student Loans, other than as permitted by the Sale and Servicing Agreement.

          (j) To the extent, if any, that the rating provided with respect to the Notes by the rating agency or agencies that initially rate the Notes is conditional at the time of issuance of the Notes upon the furnishing of documents or the taking of any other actions by KBUSA or the Depositor agreed upon on or prior to the Closing Date, KBUSA and the Depositor, as applicable, shall furnish such documents and take any such other actions. A copy of any such document shall be provided to the Representative at the time it is delivered to the rating agencies.

          (k) For the period beginning on the date of this Agreement and ending 90 days after the Closing Date, none of KBUSA, the Depositor or any trust originated, directly or indirectly, by KBUSA or the Depositor will, without the prior written consent of the Representative, offer to sell or sell notes (other than the Notes) collateralized by, or certificates evidencing an ownership interest in, student loans; PROVIDED, HOWEVER, that this shall not be construed to prevent the sale of student loans by the Depositor.

          (l) The Depositor will apply the net proceeds of the offering and the sale of the Notes that it receives in the manner set forth in the Prospectus under the caption "Use of Proceeds."

          (m) KBUSA will pay or cause to be paid all expenses incident to the performance of its and the Depositor's obligations under this Agreement, including (i) the printing and filing of the documents (including the Registration Statement and Prospectus) (ii) the preparation, issuance and delivery of the Notes to the Representative, (iii) the fees and disbursements of KBUSA's and the Depositor's counsels and accountants, (iv) the qualification of the Notes under securities laws in accordance with the provisions of Section 5(f), including filing fees and the fees and disbursements of counsel for the Representative in connection therewith and in connection with the preparation of any blue sky or legal investment survey, if any is requested, (v) the printing and delivery to the Representative of copies of the Registration Statement as originally filed and of each amendment thereto, (vi) the printing and delivery to the Representative of copies of any blue sky or legal investment survey prepared in connection with the Notes, (vii) any fees charged by rating agencies for the rating of the Notes, (viii) the fees and expenses, if any, incurred with respect to any filing with the National Association of Securities Dealers, Inc.,
(ix) the fees charged by the Securities Insurer (including attorneys fees and disbursements), (x) the fees charged by the Swap Counterparty and Cap Provider (including attorneys fees and disbursements), (x) the fees charged by the Put Option Provider (including attorneys fees and disbursements), and (xi) the fees and expenses of Thompson Hine LLP in its role as counsel to the Trust incurred as a result of providing the opinions required by Section 6(m) hereof.

          6. CONDITIONS OF THE OBLIGATIONS OF THE UNDERWRITERS. The obligations of the several Underwriters to purchase and pay for the Notes will be subject to the accuracy of the representations and warranties on the part of KBUSA and the Depositor herein, to the accuracy of the written statements of officers of KBUSA and the Depositor made pursuant to the provisions of this Section, to the performance by KBUSA and the Depositor of their obligations hereunder and to the following additional conditions precedent:

          (a) If the Effective Time is not prior to the execution and delivery of this Agreement, the Effective Time shall have occurred not later than 6:00 p.m., New York City time, on the date of this Agreement or such later time or date as shall have been consented to by the Representative.

          (b) If the Effective Time is prior to the execution and delivery of this Agreement, the Prospectus and any supplements thereto shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) hereof. Prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Seller or the Representative, shall be contemplated by the Commission.

          (c) The Representative shall have received a letter, dated on or prior to the Closing Date of Ernst & Young LLP on behalf of KBUSA confirming that such accountants are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder, and substantially in the form of the drafts to which the Representative has previously agreed and otherwise in form and substance reasonably satisfactory to the Representative and its counsel.

          (d) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting particularly the business or properties of the Trust, KBUSA, the Put Option Provider, KeyCorp or the Securities Insurer which, in the judgment of the Representative, materially impairs the investment quality of the Notes or makes it impractical or inadvisable to market the Notes;
(ii) any downgrading in the rating of any debt securities of KBUSA, the Put Option Provider, KeyCorp or the Securities Insurer by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of KBUSA, the Put Option Provider, KeyCorp or the Securities Insurer (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange; (iv) any suspension of trading of any securities of KBUSA the Put Option Provider or KeyCorp on any exchange or in the over-the-counter market; (v) any banking moratorium declared by Federal or New York authorities; or (vi) any outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (vi) in the judgment of the Representative makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Notes on the terms and in the manner contemplated in the Prospectus.

          (e) The Representative shall have received an opinion of Forrest F. Stanley, Esq., General Counsel of KBUSA, as counsel for (i) KBUSA, as a Seller, the Master Servicer, the Swap Counterparty, the Cap Provider and the Administrator, (ii) the Depositor and (iii) QSPE as a Seller dated the Closing Date, in the form attached hereto as Exhibit A, or as is otherwise satisfactory in form and substance to the Representative and its counsel.

          (f) The Representative shall have received one or more opinions of Thompson Hine LLP, counsel to the Depositor and the Sellers, dated the Closing Date, in the form attached hereto as Exhibits B-1 to B-3, or as is otherwise satisfactory in form and substance to the Representative and its counsel, regarding certain true sale, bankruptcy, insolvency and perfection of security interest matters regarding KBUSA, QSPE, the Depositor and the Trust.

          (g) The Representative shall have received an opinion of Daniel R. Stolzer as counsel to Key Bank National Association, as the Put Option Provider, dated the Closing Date, in the form attached hereto as Exhibit D, or as is otherwise satisfactory in form and substance to the Representative and its counsel.

          (h) The Representative shall have received an opinion of Kirkpatrick & Lockhart LLP, counsel to KBUSA and the Depositor, dated the Closing Date and satisfactory in form and substance to the Representative and its counsel, to the effect that the statements in the Prospectus under the headings "Summary of Terms--Income Tax Consequences" and "Pennsylvania Income Tax Consequences--Pennsylvania Income and Franchise Tax Consequences with Respect to the Notes" accurately describe the material Pennsylvania tax consequences to holders of the Notes.

          (i) The Representative shall have received an opinion addressed to the several Underwriters of Thompson Hine LLP, in its capacity as Federal tax and ERISA counsel for the Trust, to the effect that the statements in the Prospectus under the headings "Summary of Terms--Tax Consequences" and "Federal Tax Consequences for Trusts in which all Certificates are Retained by the Depositor" accurately describe the material Federal income tax consequences to holders of the Notes, and the statements in the Prospectus under the headings "Summary of Terms--ERISA Considerations" and "ERISA Considerations" to the extent that they constitute statements of matters of law or legal conclusions with respect thereto, have been prepared or reviewed by such counsel and accurately describe the material consequences to holders of the Notes under ERISA. Thompson Hine LLP, in its capacity as special counsel to the Trust, shall have delivered an opinion with respect to the characterization of the transfer of the Initial Financed Student Loans.

          (j) The Representative shall have received an opinion addressed to the several Underwriters of Stroock & Stroock & Lavan LLP, in its capacity as special counsel to the several Underwriters, dated the Closing Date, with respect to the validity of the Notes and such other related matters as the Representative shall reasonably require and each of KBUSA and the Depositor shall have furnished or caused to be furnished to such counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

          (k) The Representative shall have received an opinion of Dean Blakey & Moskowitz, special student loan counsel to the Representative and, in the case of clause (iii) below, special student loan counsel to the Eligible Lender Trustee, dated the Closing Date, satisfactory in form and substance to the Representative, to the effect that:

               (i) the agreements implementing the Program, (including the Coordination Agreements) and the Relevant Documents (as defined in such opinion), and the transactions contemplated by the Relevant Documents, conform in all material respects to the applicable requirements of the Higher Education Act, and that, upon the due authorization, execution and delivery of the Relevant Documents and the consummation of such transactions, the Financed Federal Loans, legal title to which will be held by the Eligible Lender Trustee on behalf of the Trust, will qualify, subject to compliance with all applicable origination and servicing requirements, for all applicable federal assistance payments, including federal reinsurance and federal interest subsidies and special allowance payments;

               (ii) such counsel has examined the Prospectus, and nothing has come to such counsel's attention that would lead such counsel to believe that, solely with respect to the Higher Education Act and the student loan business, the Prospectus or any amendment or supplement thereto as of the respective dates thereof or on the Closing Date contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein not misleading; and

               (iii) the Eligible Lender Trustee is an "eligible lender" as such term is defined in Section 435(d) of the Higher Education Act for purposes of holding legal title to the Financed Federal Loans.

          (l) The Representative shall have received an opinion of counsel to PHEAA, dated the Closing Date and satisfactory in form and substance to the Representative and its counsel, to the effect that:

               (i) PHEAA has been duly organized and is validly existing as an agency of the Commonwealth of Pennsylvania in good standing under the laws thereof with full power and authority (corporate and other) to own its properties and conduct its business, as presently conducted by it, and to enter into and perform its obligations under the PHEAA Sub-Servicing Agreements and the Guarantee Agreement (and the agreements with the Department under Section 428 of the Higher Education Act to the extent relevant to PHEAA's obligations under such Guarantee Agreement) to which it is a party, and had at all relevant times, and now has, the power, authority and legal right to service the Financed Student Loans it is servicing, to guarantee the Financed Federal Loans covered by such Guarantee Agreement and to receive, subject to compliance with all applicable conditions, restrictions and limitations of the Higher Education Act, reinsurance payments from the Department with respect to claims paid by it on such Financed Federal Loans.

               (ii) PHEAA is duly qualified to do business and is in good standing, and has obtained all necessary licenses and approvals in each jurisdiction in which failure to qualify or to obtain such license or approval would render any Financed Student Loan or PHEAA's obligation under its Guarantee Agreement unenforceable by or on behalf of the Trust.

               (iii) Each of the PHEAA Sub-Servicing Agreements and the Guarantee Agreement to which it is a party (and the agreements with the Department under Section 428 of the Higher Education Act to the extent relevant to PHEAA's obligations under such Guarantee Agreement) to which PHEAA is a party has been duly authorized, executed and delivered by PHEAA and is the legal, valid and binding obligation of PHEAA enforceable against PHEAA in accordance with its terms, notwithstanding the existence of any doctrine of sovereign immunity except (x) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and (y) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

               (iv) Neither the execution and delivery by PHEAA of the PHEAA Sub-Servicing Agreements or the Guarantee Agreement to which it is a party, nor the consummation by PHEAA of the transactions contemplated therein nor the fulfillment of the terms thereof by PHEAA will conflict with, result in a breach, violation or acceleration of, or constitute a default under, any term or provision of the certificate of incorporation or by-laws of PHEAA or of any indenture or other agreement or instrument to which PHEAA is a party or by which PHEAA is bound, or result in a violation of or contravene the terms of any statute, order or regulation applicable to PHEAA of any court, regulatory body, administrative agency or governmental body having jurisdiction over PHEAA.

               (v) There are no actions, proceedings or investigations pending or, to the best of such counsel's knowledge after due inquiry, threatened against PHEAA before or by any governmental authority that might materially and adversely affect the performance by PHEAA of its obligations under, or the validity or enforceability of, the PHEAA Sub-Servicing Agreements or the Guarantee Agreement (or the agreements with the Department under Section 428 of the Higher Education Act to the extent relevant to PHEAA's obligations under such Guarantee Agreement) to which it is a party.

               (vi) Nothing has come to such counsel's attention that would lead such counsel to believe that the representations and warranties of PHEAA contained in the PHEAA Sub-Servicing Agreement are other than as stated therein.

          (m) The Representative shall have received an opinion of counsel to Great Lakes in its capacity as a Sub-Servicer, dated the Closing Date and satisfactory in form and substance to the Representative and its counsel, to the effect that:

               (i) Great Lakes has been duly organized and is validly existing as a Wisconsin corporation in good standing under the laws thereof with full power and authority (corporate and other) to own its properties and conduct its business, as presently conducted by it, and to enter into and perform its obligations under the Great Lakes Sub-Servicing Agreement, and had at all relevant times, and now has, the power, authority and legal right to service the Financed Student Loans it is servicing.

               (ii) The Great Lakes Sub-Servicing Agreement has been duly authorized, executed and delivered by Great Lakes and is the legal, valid and binding obligation of Great Lakes enforceable against Great Lakes in accordance with its terms, except (x) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and (y) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

               (iii) Neither the execution and delivery by Great Lakes of the Great Lakes Sub-Servicing Agreement, nor the consummation by Great Lakes of the transactions contemplated therein nor the fulfillment of the terms thereof by Great Lakes will conflict with, result in a breach, violation or acceleration of, or constitute a default under, any term or provision of the certificate of incorporation or by-laws of Great Lakes or of any indenture or other agreement or instrument to which Great Lakes is a party or by which Great Lakes is bound, or result in a violation of or contravene the terms of any statute, order or regulation applicable to Great Lakes of any court, regulatory body, administrative agency or governmental body having jurisdiction over Great Lakes.

               (iv) There are no actions, proceedings or investigations pending or, to the best of such counsel's knowledge after due inquiry, threatened against Great Lakes before or by any governmental authority that might materially and adversely affect the performance by Great Lakes of its obligations under, or the validity or enforceability of, the Great Lakes Sub-Servicing Agreement.

               (v) Nothing has come to such counsel's attention that would lead such counsel to believe that the representations and warranties of Great Lakes contained in the Great Lakes Sub-Servicing Agreement are other than as stated therein.

          (n) The Representative shall have received an opinion of counsel to the Massachusetts Higher Education Assistance Corporation, now doing business as American Student Assistance, a Massachusetts non-profit corporation ("ASA"), dated the Closing Date and satisfactory in form and substance to the Representative and its counsel, to the effect that:

               (i) ASA has been duly incorporated and is validly existing as a non-profit corporation in good standing under the laws of the Commonwealth of Massachusetts with full power and authority (corporate and other) to own its properties and conduct its business, as presently conducted by it, and to enter into and perform its obligations under the Guarantee Agreement (and the agreements with the Department under Section 428 of the Higher Education Act to the extent relevant to ASA's obligations under such Guarantee Agreement) to which it is a party, and had at all relevant times, and now has, the power, authority and legal right to guarantee the Financed Federal Loans covered by such Guarantee Agreement and to receive, subject to compliance with all applicable conditions, restrictions and limitations of the Higher Education Act, reinsurance payments from the Department with respect to claims paid by it on such Financed Federal Loans.

               (ii) ASA is duly qualified to do business and is in good standing, and has obtained all necessary licenses and approvals in each jurisdiction in which failure to qualify or to obtain such license or approval would render ASA's obligation under its Guarantee Agreement to guarantee the Financed Federal Loans covered thereby unenforceable by or on behalf of the Trust.

               (iii) The Guarantee Agreement (and the agreements with the Department under Section 428 of the Higher Education Act to the extent relevant to ASA's obligations under such Guarantee Agreement) to which ASA is a party has been duly authorized, executed and delivered by ASA and is the legal, valid and binding obligation of ASA enforceable against ASA in accordance with its terms, except (x) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and (y) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

               (iv) Neither the execution and delivery by ASA of the Guarantee Agreement to which it is a party, nor the consummation by ASA of the transactions contemplated therein nor the fulfillment of the terms thereof by ASA will conflict with, result in a breach, violation or acceleration of, or constitute a default under, any term or provision of the certificate of incorporation or by-laws of ASA or of any indenture or other agreement or instrument to which ASA is a party or by which ASA is bound, or result in a violation of or contravene the terms of any statute, order or regulation applicable to ASA of any court, regulatory body, administrative agency or governmental body having jurisdiction over ASA.

               (v) There are no actions, proceedings or investigations pending or, to the best of such counsel's knowledge after due inquiry, threatened against ASA before or by any governmental authority that might materially and adversely affect the performance by ASA of its obligations under, or the validity or enforceability of, the Guarantee Agreement (or the agreements with the Department under Section 428 of the Higher Education Act to the extent relevant to ASA's obligations under such Guarantee Agreement) to which it is a party.

          (o) The Representative shall have received an opinion of Keating, O'Hara, Danse & Nedved, P.C., counsel to the Nebraska Student Loan Program ("NSLP"), dated the Closing Date and satisfactory in form and substance to the Representative and its counsel, to the effect that:

               (i) NSLP has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Nebraska with full power and authority (corporate and other) to own its properties and conduct its business, as presently conducted by it, and to enter into and perform its obligations under the Guarantee Agreement (and the agreements with the Department under Section 428 of the Higher Education Act to the extent relevant to NSLP's obligations under such Guarantee Agreement) to which it is a party, and had at all relevant times, and now has, the power, authority and legal right to guarantee the Financed Federal Loans covered by such Guarantee Agreement and to receive, subject to compliance with all applicable conditions, restrictions and limitations of the Higher Education Act, reinsurance payments from the Department with respect to claims paid by it on such Financed Federal Loans.

               (ii) NSLP is duly qualified to do business and is in good standing, and has obtained all necessary licenses and approvals in each jurisdiction in which failure to qualify or to obtain such license or approval would render NSLP's obligation under its Guarantee Agreement to guarantee the Financed Federal Loans covered thereby unenforceable by or on behalf of the Trust.

               (iii) The Guarantee Agreement (and the agreements with the Department under Section 428 of the Higher Education Act to the extent relevant to NSLP's obligations under such Guarantee Agreement) to which NSLP is a party has been duly authorized, executed and delivered by NSLP and is the legal, valid and binding obligation of NSLP enforceable against NSLP in accordance with its terms, except (x) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and (y) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

               (iv) Neither the execution and delivery by NSLP of the Guarantee Agreement to which it is a party, nor the consummation by NSLP of the transactions contemplated therein nor the fulfillment of the terms thereof by NSLP will conflict with, result in a breach, violation or acceleration of, or constitute a default under, any term or provision of the certificate of incorporation or by-laws of NSLP or of any indenture or other agreement or instrument to which NSLP is a party or by which NSLP is bound, or result in a violation of or contravene the terms of any statute, order or regulation applicable to NSLP of any court, regulatory body, administrative agency or governmental body having jurisdiction over NSLP.

               (v) There are no actions, proceedings or investigations pending or, to the best of such counsel's knowledge after due inquiry, threatened against NSLP before or by any governmental authority that might materially and adversely affect the performance by NSLP of its obligations under, or the validity or enforceability of, the Guarantee Agreement (or the agreements with the Department under Section 428 of the Higher Education Act to the extent relevant to NSLP's obligations under such Guarantee Agreement) to which it is a party.

          (p) The Representative shall have received an opinion of counsel to the California Student Aid Commission ("CSAC"), dated the Closing Date and satisfactory in form and substance to the Representative and its counsel, to the effect that:

               (i) CSAC has been duly incorporated and is validly existing as a non-profit corporation in good standing under the laws of the State of California with full power and authority (corporate and other) to own its properties and conduct its business, as presently conducted by it, and to enter into and perform its obligations under the Guarantee Agreement (and the agreements with the Department under Section 428 of the Higher Education Act to the extent relevant to CSAC's obligations under such Guarantee Agreement) to which it is a party, and had at all relevant times, and now has, the power, authority and legal right to guarantee the Financed Federal Loans covered by such Guarantee Agreement and to receive, subject to compliance with all applicable conditions, restrictions and limitations of the Higher Education Act, reinsurance payments from the Department with respect to claims paid by it on such Financed Federal Loans.

               (ii) CSAC is duly qualified to do business and is in good standing, and has obtained all necessary licenses and approvals in each jurisdiction in which failure to qualify or to obtain such license or approval would render CSAC's obligation under its Guarantee Agreement to guarantee the Financed Federal Loans covered thereby unenforceable by or on behalf of the Trust.

               (iii) The Guarantee Agreement (and the agreements with the Department under Section 428 of the Higher Education Act to the extent relevant to CSAC's obligations under such Guarantee Agreement) to which CSAC is a party has been duly authorized, executed and delivered by CSAC and is the legal, valid and binding obligation of CSAC enforceable against CSAC in accordance with its terms, except (x) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and (y) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

               (iv) Neither the execution and delivery by CSAC of the Guarantee Agreement to which it is a party, nor the consummation by CSAC of the transactions contemplated therein nor the fulfillment of the terms thereof by CSAC will conflict with, result in a breach, violation or acceleration of, or constitute a default under, any term or provision of the certificate of incorporation or by-laws of CSAC or of any indenture or other agreement or instrument to which CSAC is a party or by which CSAC is bound, or result in a violation of or contravene the terms of any statute, order or regulation applicable to CSAC of any court, regulatory body, administrative agency or governmental body having jurisdiction over CSAC.

               (v) There are no actions, proceedings or investigations pending or, to the best of such counsel's knowledge after due inquiry, threatened against CSAC before or by any governmental authority that might materially and adversely affect the performance by CSAC of its obligations under, or the validity or enforceability of, the Guarantee Agreement (or the agreements with the Department under Section 428 of the Higher Education Act to the extent relevant to CSAC's obligations under such Guarantee Agreement) to which it is a party.

          (q) The Representative shall have received an opinion of counsel to the Connecticut Student Loan Foundation ("CSLF"), dated the Closing Date and satisfactory in form and substance to the Representative and its counsel, to the effect that:

               (i) CSLF has been duly incorporated and is validly existing as a non-profit corporation in good standing under the laws of the State of Connecticut with full power and authority (corporate and other) to own its properties and conduct its business, as presently conducted by it, and to enter into and perform its obligations under the Guarantee Agreement (and the agreements with the Department under Section 428 of the Higher Education Act to the extent relevant to CSLF's obligations under such Guarantee Agreement) to which it is a party, and had at all relevant times, and now has, the power, authority and legal right to guarantee the Financed Federal Loans covered by such Guarantee Agreement and to receive, subject to compliance with all applicable conditions, restrictions and limitations of the Higher Education Act, reinsurance payments from the Department with respect to claims paid by it on such Financed Federal Loans.

               (ii) CSLF is duly qualified to do business and is in good standing, and has obtained all necessary licenses and approvals in each jurisdiction in which failure to qualify or to obtain such license or approval would render CSLF's obligation under its Guarantee Agreement to guarantee the Financed Federal Loans covered thereby unenforceable by or on behalf of the Trust.

               (iii) The Guarantee Agreement (and the agreements with the Department under Section 428 of the Higher Education Act to the extent relevant to CSLF's obligations under such Guarantee Agreement) to which CSLF is a party has been duly authorized, executed and delivered by CSLF and is the legal, valid and binding obligation of CSLF enforceable against CSLF in accordance with its terms, except (x) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and (y) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

               (iv) Neither the execution and delivery by CSLF of the Guarantee Agreement to which it is a party, nor the consummation by CSLF of the transactions contemplated therein nor the fulfillment of the terms thereof by CSLF will conflict with, result in a breach, violation or acceleration of, or constitute a default under, any term or provision of the certificate of incorporation or by-laws of CSLF or of any indenture or other agreement or instrument to which CSLF is a party or by which CSLF is bound, or result in a violation of or contravene the terms of any statute, order or regulation applicable to CSLF of any court, regulatory body, administrative agency or governmental body having jurisdiction over CSLF.

               (v) There are no actions, proceedings or investigations pending or, to the best of such counsel's knowledge after due inquiry, threatened against CSLF before or by any governmental authority that might materially and adversely affect the performance by CSLF of its obligations under, or the validity or enforceability of, the Guarantee Agreement (or the agreements with the Department under Section 428 of the Higher Education Act to the extent relevant to CSLF's obligations under such Guarantee Agreement) to which it is a party.

          (r) The Representative shall have received an officer's certificate from the New York State Higher Education Services Corporation ("NYHESC"), dated the Closing Date and satisfactory in form and substance to the Representative and its counsel, to the effect that:

               (i) NYHESC has been duly incorporated and is validly existing as a non-profit corporation in good standing under the laws of the State of New York with full power and authority (corporate and other) to own its properties and conduct its business, as presently conducted by it, and to enter into and perform its obligations under the Guarantee Agreement (and the agreements with the Department under Section 428 of the Higher Education Act to the extent relevant to NYHESC's obligations under such Guarantee Agreement) to which it is a party, and had at all relevant times, and now has, the power, authority and legal right to guarantee the Financed Federal Loans covered by such Guarantee Agreement and to receive, subject to compliance with all applicable conditions, restrictions and limitations of the Higher Education Act, reinsurance payments from the Department with respect to claims paid by it on such Financed Federal Loans.

               (ii) NYHESC is duly qualified to do business and is in good standing, and has obtained all necessary licenses and approvals in each jurisdiction in which failure to qualify or to obtain such license or approval would render NYHESC's obligation under its Guarantee Agreement to guarantee the Financed Federal Loans covered thereby unenforceable by or on behalf of the Trust.

               (iii) The Guarantee Agreement (and the agreements with the Department under Section 428 of the Higher Education Act to the extent relevant to NYHESC's obligations under such Guarantee Agreement) to which NYHESC is a party has been duly authorized, executed and delivered by NYHESC and is the legal, valid and binding obligation of NYHESC enforceable against NYHESC in accordance with its terms, except
          (x) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and (y) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

               (iv) Neither the execution and delivery by NYHESC of the Guarantee Agreement to which it is a party, nor the consummation by NYHESC of the transactions contemplated therein nor the fulfillment of the terms thereof by NYHESC will conflict with, result in a breach, violation or acceleration of, or constitute a default under, any term or provision of the certificate of incorporation or by-laws of NYHESC or of any indenture or other agreement or instrument to which NYHESC is a party or by which NYHESC is bound, or result in a violation of or contravene the terms of any statute, order or regulation applicable to NYHESC of any court, regulatory body, administrative agency or governmental body having jurisdiction over NYHESC.

               (v) There are no actions, proceedings or investigations pending or, to the best of such officer's knowledge after due inquiry, threatened against NYHESC before or by any governmental authority that might materially and adversely affect the performance by NYHESC of its obligations under, or the validity or enforceability of, the Guarantee Agreement (or the agreements with the Department under Section 428 of the Higher Education Act to the extent relevant to NYHESC's obligations under such Guarantee Agreement) to which it is a party.

          (s) The Representative shall have received an officer's certificate from the Educational Credit Management Corporation ("ECMC"), dated the Closing Date and satisfactory in form and substance to the Representative and its counsel, to the effect that:

               (i) ECMC has been duly incorporated and is validly existing as a non-profit corporation in good standing under the laws of the State of Minnesota with full power and authority (corporate and other) to own its properties and conduct its business, as presently conducted by it, and to enter into and perform its obligations under the Guarantee Agreement (and the agreements with the Department under Section 428 of the Higher Education Act to the extent relevant to ECMC's obligations under such Guarantee Agreement) to which it is a party, and had at all relevant times, and now has, the power, authority and legal right to guarantee the Financed Federal Loans covered by such Guarantee Agreement and to receive, subject to compliance with all applicable conditions, restrictions and limitations of the Higher Education Act, reinsurance payments from the Department with respect to claims paid by it on such Financed Federal Loans.

               (ii) ECMC is duly qualified to do business and is in good standing, and has obtained all necessary licenses and approvals in each jurisdiction in which failure to qualify or to obtain such license or approval would render ECMC's obligation under its Guarantee Agreement to guarantee the Financed Federal Loans covered thereby unenforceable by or on behalf of the Trust.

               (iii) The Guarantee Agreement (and the agreements with the Department under Section 428 of the Higher Education Act to the extent relevant to ECMC's obligations under such Guarantee Agreement) to which ECMC is a party has been duly authorized, executed and delivered by ECMC and is the legal, valid and binding obligation of ECMC enforceable against ECMC in accordance with its terms, except (x) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and (y) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

               (iv) Neither the execution and delivery by ECMC of the Guarantee Agreement to which it is a party, nor the consummation by ECMC of the transactions contemplated therein nor the fulfillment of the terms thereof by ECMC will conflict with, result in a breach, violation or acceleration of, or constitute a default under, any term or provision of the certificate of incorporation or by-laws of ECMC or of any indenture or other agreement or instrument to which ECMC is a party or by which ECMC is bound, or result in a violation of or contravene the terms of any statute, order or regulation applicable to ECMC of any court, regulatory body, administrative agency or governmental body having jurisdiction over ECMC.

               (v) There are no actions, proceedings or investigations pending or, to the best of such officer's knowledge after due inquiry, threatened against ECMC before or by any governmental authority that might materially and adversely affect the performance by ECMC of its obligations under, or the validity or enforceability of, the Guarantee Agreement (or the agreements with the Department under Section 428 of the Higher Education Act to the extent relevant to ECMC's obligations under such Guarantee Agreement) to which it is a party.

          (t) The Representative shall have received an opinion of counsel to the United Student Aid Funds, Inc. ("USAF"), dated the Closing Date and satisfactory in form and substance to the Representative and its counsel, to the effect that:

               (i) USAF has been duly incorporated and is validly existing as a non-profit corporation in good standing under the laws of the State of Indiana with full power and authority (corporate and other) to own its properties and conduct its business, as presently conducted by it, and to enter into and perform its obligations under the Guarantee Agreement (and the agreements with the Department under Section 428 of the Higher Education Act to the extent relevant to USAF's obligations under such Guarantee Agreement) to which it is a party, and had at all relevant times, and now has, the power, authority and legal right to guarantee the Financed Federal Loans covered by such Guarantee Agreement and to receive, subject to compliance with all applicable conditions, restrictions and limitations of the Higher Education Act, reinsurance payments from the Department with respect to claims paid by it on such Financed Federal Loans.

               (ii) USAF is duly qualified to do business and is in good standing, and has obtained all necessary licenses and approvals in each jurisdiction in which failure to qualify or to obtain such license or approval would render USAF's obligation under its Guarantee Agreement to guarantee the Financed Federal Loans covered thereby unenforceable by or on behalf of the Trust.

               (iii) The Guarantee Agreement (and the agreements with the Department under Section 428 of the Higher Education Act to the extent relevant to USAF's obligations under such Guarantee Agreement) to which USAF is a party has been duly authorized, executed and delivered by USAF and is the legal, valid and binding obligation of USAF enforceable against USAF in accordance with its terms, except (x) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and (y) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

               (iv) Neither the execution and delivery by USAF of the Guarantee Agreement to which it is a party, nor the consummation by USAF of the transactions contemplated therein nor the fulfillment of the terms thereof by USAF will conflict with, result in a breach, violation or acceleration of, or constitute a default under, any term or provision of the certificate of incorporation or by-laws of USAF or of any indenture or other agreement or instrument to which USAF is a party or by which USAF is bound, or result in a violation of or contravene the terms of any statute, order or regulation applicable to USAF of any court, regulatory body, administrative agency or governmental body having jurisdiction over USAF.

               (v) There are no actions, proceedings or investigations pending or, to the best of such counsel's knowledge after due inquiry, threatened against USAF before or by any governmental authority that might materially and adversely affect the performance by USAF of its obligations under, or the validity or enforceability of, the Guarantee Agreement (or the agreements with the Department under Section 428 of the Higher Education Act to the extent relevant to USAF's obligations under such Guarantee Agreement) to which it is a party.

          (u) The Representative shall have received an officer's certificate from the Michigan Higher Education Assistance Agency ("MHEAA"), dated the Closing Date and satisfactory in form and substance to the Representative and its counsel, to the effect that:

               (i) MHEAA has been duly organized and is validly existing as an agency of the State of Michigan and is in good standing under the laws thereof with full power and authority (corporate and other) to own its properties and conduct its business, as presently conducted by it, and to enter into and perform its obligations under the Guarantee Agreement (and the agreements with the Department under Section 428 of the Higher Education Act to the extent relevant to MHEAA's obligations under such Guarantee Agreement) to which it is a party, and had at all relevant times, and now has, the power, authority and legal right to guarantee the Financed Federal Loans covered by such Guarantee Agreement and to receive, subject to compliance with all applicable conditions, restrictions and limitations of the Higher Education Act, reinsurance payments from the Department with respect to claims paid by it on such Financed Federal Loans.

               (ii) MHEAA is duly qualified to do business and is in good standing, and has obtained all necessary licenses and approvals in each jurisdiction in which failure to qualify or to obtain such license or approval would render MHEAA's obligation under its Guarantee Agreement to guarantee the Financed Federal Loans covered thereby unenforceable by or on behalf of the Trust.

               (iii) The Guarantee Agreement (and the agreements with the Department under Section 428 of the Higher Education Act to the extent relevant to MHEAA's obligations under such Guarantee Agreement) to which MHEAA is a party has been duly authorized, executed and delivered by MHEAA and is the legal, valid and binding obligation of MHEAA enforceable against MHEAA in accordance with its terms, except
          (x) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and (y) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

               (iv) Neither the execution and delivery by MHEAA of the Guarantee Agreement to which it is a party, nor the consummation by MHEAA of the transactions contemplated therein nor the fulfillment of the terms thereof by MHEAA will conflict with, result in a breach, violation or acceleration of, or constitute a default under, any term or provision of the certificate of incorporation or by-laws of MHEAA or of any indenture or other agreement or instrument to which MHEAA is a party or by which MHEAA is bound, or result in a violation of or contravene the terms of any statute, order or regulation applicable to MHEAA of any court, regulatory body, administrative agency or governmental body having jurisdiction over MHEAA.

               (v) There are no actions, proceedings or investigations pending or, to the best of such officer's knowledge after due inquiry, threatened against MHEAA before or by any governmental authority that might materially and adversely affect the performance by MHEAA of its obligations under, or the validity or enforceability of, the Guarantee Agreement (or the agreements with the Department under Section 428 of the Higher Education Act to the extent relevant to MHEAA's obligations under such Guarantee Agreement) to which it is a party.

          (v) The Representative shall have received an officer's certificate from the Tennessee Student Assistance Corporation ("TSAC"), dated the Closing Date and satisfactory in form and substance to the Representative and its counsel, to the effect that:

               (i) TSAC has been duly incorporated and is validly existing as a non-profit corporation in good standing under the laws of the State of Tennessee with full power and authority (corporate and other) to own its properties and conduct its business, as presently conducted by it, and to enter into and perform its obligations under the Guarantee Agreement (and the agreements with the Department under Section 428 of the Higher Education Act to the extent relevant to TSAC's obligations under such Guarantee Agreement) to which it is a party, and had at all relevant times, and now has, the power, authority and legal right to guarantee the Financed Federal Loans covered by such Guarantee Agreement and to receive, subject to compliance with all applicable conditions, restrictions and limitations of the Higher Education Act, reinsurance payments from the Department with respect to claims paid by it on such Financed Federal Loans.

               (ii) TSAC is duly qualified to do business and is in good standing, and has obtained all necessary licenses and approvals in each jurisdiction in which failure to qualify or to obtain such license or approval would render TSAC's obligation under its Guarantee Agreement to guarantee the Financed Federal Loans covered thereby unenforceable by or on behalf of the Trust.

               (iii) The Guarantee Agreement (and the agreements with the Department under Section 428 of the Higher Education Act to the extent relevant to TSAC's obligations under such Guarantee Agreement) to which TSAC is a party has been duly authorized, executed and delivered by TSAC and is the legal, valid and binding obligation of TSAC enforceable against TSAC in accordance with its terms, except (x) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and (y) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

               (iv) Neither the execution and delivery by TSAC of the Guarantee Agreement to which it is a party, nor the consummation by TSAC of the transactions contemplated therein nor the fulfillment of the terms thereof by TSAC will conflict with, result in a breach, violation or acceleration of, or constitute a default under, any term or provision of the certificate of incorporation or by-laws of TSAC or of any indenture or other agreement or instrument to which TSAC is a party or by which TSAC is bound, or result in a violation of or contravene the terms of any statute, order or regulation applicable to TSAC of any court, regulatory body, administrative agency or governmental body having jurisdiction over TSAC.

               (v) There are no actions, proceedings or investigations pending or, to the best of such officer's knowledge after due inquiry, threatened against TSAC before or by any governmental authority that might materially and adversely affect the performance by TSAC of its obligations under, or the validity or enforceability of, the Guarantee Agreement (or the agreements with the Department under Section 428 of the Higher Education Act to the extent relevant to TSAC's obligations under such Guarantee Agreement) to which it is a party.

          (w) The Representative shall have received an opinion of counsel to Great Lakes Higher Education Guaranty Corporation ("GLHEGC"), dated the Closing Date and satisfactory in form and substance to the Representative and its counsel, to the effect that:

               (i) GLHEGC has been duly incorporated and is validly existing as a non-profit corporation in good standing under the laws of the State of Wisconsin with full power and authority (corporate and other) to own its properties and conduct its business, as presently conducted by it, and to enter into and perform its obligations under the Guarantee Agreement (and the agreements with the Department under Section 428 of the Higher Education Act to the extent relevant to GLHEGC's obligations under such Guarantee Agreement) to which it is a party, and had at all relevant times, and now has, the power, authority and legal right to guarantee the Financed Federal Loans covered by such Guarantee Agreement and to receive, subject to compliance with all applicable conditions, restrictions and limitations of the Higher Education Act, reinsurance payments from the Department with respect to claims paid by it on such Financed Federal Loans.

               (ii) GLHEGC is duly qualified to do business and is in good standing, and has obtained all necessary licenses and approvals in each jurisdiction in which failure to qualify or to obtain such license or approval would render GLHEGC's obligation under its Guarantee Agreement to guarantee the Financed Federal Loans covered thereby unenforceable by or on behalf of the Trust.

               (iii) The Guarantee Agreement (and the agreements with the Department under Section 428 of the Higher Education Act to the extent relevant to GLHEGC's obligations under such Guarantee Agreement) to which GLHEGC is a party has been duly authorized, executed and delivered by GLHEGC and is the legal, valid and binding obligation of GLHEGC enforceable against GLHEGC in accordance with its terms, except
          (x) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and (y) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

               (iv) Neither the execution and delivery by GLHEGC of the Guarantee Agreement to which it is a party, nor the consummation by GLHEGC of the transactions contemplated therein nor the fulfillment of the terms thereof by GLHEGC will conflict with, result in a breach, violation or acceleration of, or constitute a default under, any term or provision of the certificate of incorporation or by-laws of GLHEGC or of any indenture or other agreement or instrument to which GLHEGC is a party or by which GLHEGC is bound, or result in a violation of or contravene the terms of any statute, order or regulation applicable to GLHEGC of any court, regulatory body, administrative agency or governmental body having jurisdiction over GLHEGC.

               (v) There are no actions, proceedings or investigations pending or, to the best of such officer's knowledge after due inquiry, threatened against GLHEGC before or by any governmental authority that might materially and adversely affect the performance by GLHEGC of its obligations under, or the validity or enforceability of, the Guarantee Agreement (or the agreements with the Department under Section 428 of the Higher Education Act to the extent relevant to GLHEGC's obligations under such Guarantee Agreement) to which it is a party.

          (x) The Representative shall have received an opinion of counsel to HEMAR Insurance Company of America, an indirect subsidiary of SLM Holding Corporation ("HICA"), dated the Closing Date and satisfactory in form and substance to the Representative and its counsel, to the effect that:

               (i) HICA has been duly incorporated and is validly existing as a for profit insurance corporation in good standing under the laws of the State of South Dakota with full power and authority (corporate and other) to own its properties and conduct its business, as presently conducted by it, and to enter into and perform its obligations under the Surety Bonds and the Endorsement described in the Prospectus Supplement, dated September 6, 2001, and had at all relevant times, and now has, the power, authority and legal right to insure the Financed Private Loans covered by such Surety Bonds and the Endorsement thereto. The Financed Private Loans are subject to the terms and conditions of the Surety Bonds and the Endorsement under which they have been insured.

               (ii) HICA is duly qualified to do business and is in good standing, and has obtained all necessary licenses and approvals in each jurisdiction in which failure to qualify or to obtain such license or approval would render HICA's obligation under the Surety Bonds and the Endorsement thereto to insure the Financed Private Loans unenforceable by or on behalf of the Trust.

               (iii) The Surety Bonds and the Endorsement thereto to which HICA is a party have been duly authorized, executed and delivered by HICA and are the legal, valid and binding obligations of HICA enforceable against HICA in accordance with their respective terms, except (x) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and (y) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

               (iv) Neither the execution and delivery by HICA of the Surety Bonds and the Endorsement thereto to which it is a party, nor the consummation by HICA of the transactions contemplated therein nor the fulfillment of the terms thereof by HICA will conflict with, result in a breach, violation or acceleration of, or constitute a default under, any term or provision of the certificate of incorporation or by-laws of HICA or of any indenture or other agreement or instrument to which HICA is a party or by which HICA is bound, or result in a violation of or contravene the terms of any statute, order or regulation applicable to HICA of any court, regulatory body, administrative agency or governmental body having jurisdiction over HICA.

               (v) There are no actions, proceedings or investigations pending or, to the best of such counsel's knowledge after due inquiry, threatened against HICA before or by any governmental authority that might materially and adversely affect the performance by HICA of its obligations under, or the validity or enforceability of, the Surety Bonds and the Endorsement thereto to which it is a party.

          (y) The Representative shall have received an opinion of Kotin, Crabtree & Strong, counsel to The Education Resources Institute, Inc., a Massachusetts non-profit corporation ("TERI"), dated the Closing Date and satisfactory in form and substance to the Representative and its counsel, to the effect that:

               (i) TERI has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Commonwealth of Massachusetts with full power and authority (corporate and other) to own its properties and conduct its business, as presently conducted by it, and to enter into and perform its obligations under the Guarantee Agreement to which it is a party, and had at all relevant times, and now has, the power, authority and legal right to guarantee the Financed Private Loans covered by such Guarantee Agreement.

               (ii) TERI is duly qualified to do business and is in good standing, and has obtained all necessary licenses and approvals in each jurisdiction in which failure to qualify or to obtain such license or approval would render TERI's obligation under its Guarantee Agreement to guarantee the Financed Private Loans unenforceable by or on behalf of the Trust.

               (iii) The Guarantee Agreement to which TERI is a party has been duly authorized, executed and delivered by TERI and is the legal, valid and binding obligation of TERI enforceable against TERI in accordance with its terms, except (x) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and (y) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

               (iv) Neither the execution and delivery by TERI of the Guarantee Agreement to which it is a party, nor the consummation by TERI of the transactions contemplated therein nor the fulfillment of the terms thereof by TERI will conflict with, result in a breach, violation or acceleration of, or constitute a default under, any term or provision of the certificate of incorporation or by-laws of TERI or of any indenture or other agreement or instrument to which TERI is a party or by which TERI is bound, or result in a violation of or contravene the terms of any statute, order or regulation applicable to TERI of any court, regulatory body, administrative agency or governmental body having jurisdiction over TERI.

               (v) There are no actions, proceedings or investigations pending or, to the best of such counsel's knowledge after due inquiry, threatened against TERI before or by any governmental authority that might materially and adversely affect the performance by TERI of its obligations under, or the validity or enforceability of, the Guarantee Agreement to which it is a party.

          (z) The Representative shall have received an opinion of Seward & Kissel, counsel to the Indenture Trustee, dated the Closing Date and satisfactory in form and substance to the Representative and its counsel, to the effect that:

               (i) The Indenture Trustee is a banking corporation validly exiting under the laws of the State of New York and is duly authorized and empowered to exercise trust powers under applicable law.

               (ii) The Indenture Trustee has the requisite power and authority to execute, deliver and perform its obligations under the Indenture, the Sale and Servicing Agreement and the Administration Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it under the Indenture, the Sale and Servicing Agreement and the Administration Agreement.

               (iii) Each of the Indenture, the Sale and Servicing Agreement and the Administration Agreement, has been duly executed and delivered by the Indenture Trustee and constitutes a legal, valid and binding obligation of the Indenture Trustee, enforceable against the Indenture Trustee in accordance with its respective terms, except that certain of such obligations may be enforceable solely against the Indenture Trust Estate and except that such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, liquidation, or other similar laws applicable to banking corporations affecting the enforcement of creditors' rights generally, and by general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether such enforceability is considered in a proceeding in equity or at law).

               (iv) The Notes delivered on the date hereof have been duly authenticated by the Indenture Trustee in accordance with the terms of the Indenture.

          (aa) The Representative shall have received an opinion of counsel to the Eligible Lender Trustee, dated the Closing Date and satisfactory in form and substance to the Representative and its counsel, to the effect that:

               (i) The Eligible Lender Trustee is a national banking association duly incorporated or organized and validly existing under the laws of the United States.

               (ii) The Eligible Lender Trustee has the full corporate trust power to accept the office of eligible lender trustee under the Trust Agreement and to enter into and perform its obligations under the Trust Agreement, the Sale and Servicing Agreement and, on behalf of the Trust, under the Indenture, the Sale and Servicing Agreement, the Administration Agreement, the Interest Rate Swaps, the Insurance Agreement, the Cap Agreements, the Put Options and the Guarantee Agreements.

               (iii) The execution and delivery of the Trust Agreement and the Sale and Servicing Agreement and, on behalf of the Trust, of the Indenture, the Sale and Servicing Agreement, the Administration Agreement, the Interest Rate Swaps, the Insurance Agreement, the Cap Agreements, the Put Options and the Guarantee Agreements, and the performance by the Eligible Lender Trustee of its obligations under the Trust Agreement, the Indenture, the Sale and Servicing Agreement, the Administration Agreement, the Interest Rate Swaps, the Insurance Agreement, the Cap Agreements, the Put Options and the Guarantee Agreements have been duly authorized by all necessary action of the Eligible Lender Trustee and each has been duly executed and delivered by the Eligible Lender Trustee.

               (iv) The Trust Agreement, the Sale and Servicing Agreement and the Administration Agreement constitute valid and binding obligations of the Eligible Lender Trustee enforceable against the Eligible Lender Trustee in accordance with their terms.

               (v) The execution and delivery by the Eligible Lender Trustee of the Trust Agreement and the Sale and Servicing Agreement and, on behalf of the Trust, of the Indenture, the Sale and Servicing Agreement, the Administration Agreement, the Interest Rate Swaps, the Insurance Agreement, Cap Agreements, the Put Options and the Guarantee Agreements do not require any consent, approval or authorization of, or any registration or filing with, any applicable governmental authority.

               (vi) The Certificate has been duly executed and delivered by the Eligible Lender Trustee, as eligible lender trustee and authenticating agent. Each of the Notes has been duly executed and delivered by the Eligible Lender Trustee, on behalf of the Trust.

               (vii) Neither the consummation by the Eligible Lender Trustee of the transactions contemplated in the Sale and Servicing Agreement, the Indenture, the Trust Agreement or the Administration Agreement nor the fulfillment of the terms thereof by the Eligible Lender Trustee will conflict with, result in a breach or violation of, or constitute a default under any law or the charter, by-laws or other organizational documents of the Eligible Lender Trustee or the terms of any indenture or other agreement or instrument known to such counsel and to which the Eligible Lender Trustee or any of its subsidiaries is a party or is bound or any judgment, order or decree known to such counsel to be applicable to the Eligible Lender Trustee or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Eligible Lender Trustee or any of its subsidiaries.

               (viii) There are no actions, suits or proceedings pending or, to the best of such counsel's knowledge after due inquiry, threatened against the Eligible Lender Trustee (as eligible lender trustee under the Trust Agreement or in its individual capacity) before or by any governmental authority that might materially and adversely affect the performance by the Eligible Lender Trustee of its obligations under, or the validity or enforceability of, the Trust Agreement or the Sale and Servicing Agreement.

               (ix) The execution, delivery and performance by the Eligible Lender Trustee of the Sale and Servicing Agreement, the Indenture, the Trust Agreement, the Administration Agreement, the Interest Rate Swaps, the Insurance Agreement, the Cap Agreements, the Put Options or any Guarantee Agreement will not subject any of the property or assets of the Trust or any portion thereof, to any lien created by or arising under the Eligible Lender Trustee that are unrelated to the transactions contemplated in such agreements.

          (bb) The Representative shall have received an opinion of Pepper Hamilton LLP, Delaware counsel to the Trust, dated the Closing Date, in form and substance satisfactory to the Representative and its counsel.

          (cc) The Representative shall have received an opinion of Pepper Hamilton LLP, counsel to Bank One Delaware, Inc. in its capacity as Delaware Trustee under the Trust Agreement, dated the Closing Date, in form and substance satisfactory to the Representative and its counsel.

          (dd) The Representative shall have received certificates dated the Closing Date of any two of the Chairman of the Board, the President, any Executive Vice President, Senior Vice President or Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, the principal financial officer or the principal accounting officer of KBUSA in which such officers shall state that, to the best of their knowledge after reasonable investigation, (i) the representations and warranties of KBUSA, contained in each Basic Document to which it is a party, are true and correct in all material respects, that KBUSA has complied with all agreements and satisfied all conditions on its part to be performed or satisfied under such agreements, in whatever capacity it is a party to such agreements, at or prior to the Closing Date, and that no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission, and (ii) since June 30, 2001, except as may be disclosed in the Prospectus or in such certificate, no material adverse change, or any development involving a prospective material adverse change, in or affecting particularly the business or properties of the Trust or KBUSA, as applicable, has occurred.

          (ee) The Representative shall have received certificates dated the Closing Date of any two of the Chairman of the Board, the President, any Executive Vice President, Senior Vice President or Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, the principal financial officer or the principal accounting officer of KBNA in which such officers shall state that, to the best of their knowledge after reasonable investigation, (i) the representations and warranties of KBNA contained in the Put Options are true and correct in all material respects, that KBNA has complied with all agreements and satisfied all conditions on its part to be performed or satisfied under such agreements, in whatever capacity it is a party to such agreements, at or prior to the Closing Date, and (ii) since June 30, 2001, except as may be disclosed in the Prospectus or in such certificate, no material adverse change, or any development involving a prospective material adverse change, in or affecting particularly the business or properties of KBNA, has occurred.

          (ff) The Representative shall have received an opinion of Kutak Rock LLP, counsel for the Securities Insurer, dated the Closing Date, satisfactory in form and substance to the Representative and its counsel to the effect that:

               (i) The Securities Insurer is a stock insurance corporation, duly incorporated and validly existing under the laws of the State of New York. The Securities Insurer is validly licensed and authorized to issue the Group II Notes Guaranty Insurance Policy and perform its obligations under the Group II Notes Guaranty Insurance Policy in accordance with the terms thereof, under the laws of the State of New York.

               (ii) The execution and delivery by the Securities Insurer of the Group II Notes Guaranty Insurance Policy is within the corporate power of the Securities Insurer, and each has been authorized by all necessary corporate action on the part of the Securities Insurer; the Group II Notes Guaranty Insurance Policy has been duly executed is legal, valid and binding obligations of the Securities Insurer enforceable in accordance with its terms, except that the enforcement of the Group II Notes Guaranty Insurance Policy may be limited by laws relating to bankruptcy, insolvency, reorganization, moratorium, receivership and other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

               (iii) The Securities Insurer is authorized to deliver the Insurance Agreement and the Indemnification Agreement, assuming due execution by the other parties thereto, and such agreements have been duly executed and are the valid and binding obligations of the Securities Insurer enforceable in accordance with its terms, except that the enforcement of such agreement may be limited by laws relating to bankruptcy, insolvency, reorganization, moratorium, receivership and other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law) and, in the case of the Indemnification Agreement, subject to principles of public policy limiting the right to enforce the indemnification provisions contained therein insofar as such provisions relate to indemnification for liabilities arising under the securities law.

               (iv) No consent, approval, authorization or order of any state or federal court or governmental agency or body is required on the part of the Securities Insurer the lack of which would adversely affect the validity or enforceability of the Group II Notes Guaranty Insurance Policy, to the extent failure to comply with applicable legal requirements would adversely affect validity or enforceability of the Group II Notes Guaranty Insurance Policy; the form of the Group II Notes Guaranty Insurance Policy has been filed with, and approved by, all governmental authorities having jurisdiction over the Securities Insurer in connection with such Group II Notes Guaranty Insurance Policy.

               (v) To the extent the Group II Notes Guaranty Insurance Policy constitutes a security within the meaning of Section 2(1) of the Act of 1933, it is a security that is exempt from the registration requirements of the Act.

               (vi) The execution and delivery of the Insurance Agreement and the Group II Notes Guaranty Insurance Policy, and the compliance with the terms and provisions thereof, will not conflict with, result in a breach of or constitute a default under any of the terms, provisions or conditions of the amended charter or bylaws of the Securities Insurer.

               (vii) The information set forth under the caption "THE GROUP II NOTES GUARANTY INSURANCE POLICY AND THE SECURITIES INSURER" in the Prospectus Supplement dated September 6, 2001, insofar as such information constitutes a description of the Group II Notes Guaranty Insurance Policy, accurately summarizes the Group II Notes Guaranty Insurance Policy.

In rendering this opinion, such counsel may rely, as to matters of fact, on certificates of responsible officers of the Securities Insurer, the Depositor, and public officials. Such opinion may assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto other than the Securities Insurer.

          (gg) The Representative shall have received certificates dated the Closing Date of any two of the Chairman of the Board, the President, any Executive Vice President, Senior Vice President or Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, the principal financial officer or the principal accounting officer of each of the Sub-Servicers in which such officers shall state that, to the best of their knowledge after reasonable investigation, (i) the representations and warranties of such Sub-Servicer contained in the related Subservicing Agreement are true and correct in all material respects, and that such Sub-Servicer has complied with all agreements and satisfied all conditions on its part to be performed or satisfied under such agreements at or prior to the Closing Date, and (ii) since June 30, 2001 except as may be disclosed in the Prospectus or in such certificate, no material adverse change, or any development involving a prospective material adverse change, in or affecting particularly the business or properties of such Sub-Servicer.

          (hh) The Representative shall have received evidence satisfactory to it that, on or before the Closing Date, UCC-1 financing statements have been or are being filed in the office of the Secretary of State of the States of Ohio, Delaware, and Illinois, as applicable, reflecting the following:

               (i) transfer of the interest of KBUSA in the Financed Student Loans to the Depositor and the Depositor Eligible Lender Trustee; and

               (ii) transfer of the interest of Key Consumer QSPE LLC (and its related eligible lender trustee) in the Financed Student Loans and the proceeds thereof to the Depositor and the Depositor Eligible Lender Trustee; and

               (iii) transfer of the interest of the Depositor (and its related eligible lender trustee) in the Financed Student Loans and the proceeds thereof to the Trust; and

               (iv) transfer of the interest of the Trust (and its related eligible lender trustee) in the Financed Student Loans and the proceeds thereof to the Indenture Trustee; and the grant of the security interest by the Trust (and its related eligible lender trustee) in the Financed Student Loans of the rights of the Trust under the Interest Rate Swaps and the Cap Agreements and the proceeds thereof to the Indenture Trustee.

          (ii) The Representative shall have received evidence satisfactory to it that, on or before the Closing Date, UCC-3 financing statements have been or are being filed in the office of the Secretary of State of the States of Ohio, Delaware, and Illinois, as applicable, reflecting the release of the interest of Key Consumer QSPE LLC in the Financed Student Loans and the proceeds thereof.

          (jj) The Representative shall have received evidence satisfactory to it that, on or before the Closing Date, all liens of QSPE relating to the QSPE Student Loans have been released.

          (kk) Each Class of Notes has been given at least the following ratings from Fitch, Inc. ("Fitch"), Moody's Investors Service, Inc. ("Moody's"), and Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P" and each a "Rating Agency"), and no Rating Agency shall have placed any class of Notes under surveillance or review with possible negative implications:

        Class of Notes         Fitch            Moody's              S&P
        --------------         -----            -------              ---
         Class I-A-1            AAA               Aaa                AAA

         Class I-A-2            AAA               Aaa                AAA

          Class I-B              A                 A3                 A

         Class II-A-1           AAA               Aaa                AAA

         Class II-A-2           AAA               Aaa                AAA

          (ll) The issuance of the Notes shall not have resulted in a reduction or withdrawal by any Rating Agency of the current rating of any outstanding securities issued or originated by KBUSA.

          (mm) TERI shall have furnished to the Representative a certificate of TERI, signed by the President or any Executive Vice President, dated the Closing Date, to the effect that the signer of such certificate has carefully examined the Prospectus (excluding any documents incorporated by reference therein) and this Agreement and that, to the best of his knowledge any information with respect to TERI in the Prospectus, as of its date, did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (nn) PHEAA shall have furnished to the Representative a certificate of PHEAA, signed by the President or any Senior Vice President, dated the Closing Date, to the effect that the signer of such certificate has carefully examined the Prospectus (excluding any documents incorporated by reference therein) and this Agreement and that, to the best of his knowledge any information with respect to PHEAA in the Prospectus, as of its date, did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (oo) ASA shall have furnished to the Representative a certificate of ASA, signed by the President or any Senior Vice President, dated the Closing Date, to the effect that the signer of such certificate has carefully examined the Prospectus (excluding any documents incorporated by reference therein) and this Agreement and that, to the best of his knowledge any information with respect to ASA in the Prospectus, as of its date, did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (pp) Great Lakes shall have furnished to the Representative a certificate of Great Lakes, signed by the President or any Executive Vice President, dated the Closing Date, to the effect that the signer of such certificate has carefully examined the Prospectus (excluding any documents incorporated by reference therein) and this Agreement and that, to the best of his knowledge any information with respect to Great Lakes in the Prospectus, as of its date, did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (qq) CSAC shall have furnished to the Representative a certificate of CSAC, signed by the President or any Senior Vice President, dated the Closing Date, to the effect that the signer of such certificate has carefully examined the Prospectus (excluding any documents incorporated by reference therein) and this Agreement and that, to the best of his knowledge any information with respect to CSAC in the Prospectus, as of its date, did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (rr) HICA shall have furnished to the Representative a certificate of HICA, signed by the President or any Senior Vice President, dated the Closing Date, to the effect that the signer of such certificate has carefully examined the Prospectus (excluding any documents incorporated by reference therein) and this Agreement and that, to the best of his knowledge any information with respect to HICA in the Prospectus, as of its date, did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (ss) NSLP shall have furnished to the Representative a certificate of NSLP, signed by the President or any Senior Vice President, dated the Closing Date, to the effect that the signer of such certificate has carefully examined the Prospectus (excluding any documents incorporated by reference therein) and this Agreement and that, to the best of his knowledge any information with respect to NSLP in the Prospectus, as of its date, did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (tt) The Representative shall have received a certificate signed by one or more duly authorized officers of the Securities Insurer, dated the Closing Date, to the effect that the information contained under the caption "The Group II Notes Guaranty Insurance Policy and the Securities Insurer" in the Prospectus Supplement and the information incorporated by reference therein is true and accurate in all material respects, and such other matters as the Representative, shall request.

          (uu) Each of the Basic Documents shall have been executed and delivered by the parties thereto. Each of the Sub-Servicers shall have executed and delivered the related Sub-Servicing Agreement. Each of the Guarantors shall have executed and delivered the related Guarantee Agreement.

          (vv) The Group II Notes Guaranty Insurance Policy shall have been issued and be validly existing as of the Closing Date.

          KBUSA will provide or cause to be provided to the Representative copies of each opinion delivered to the Securities Insurer and/or any Rating Agency addressed to the Representative and such conformed copies of such of the foregoing opinions, certificates, letters and documents as the Representative reasonably requests.

          7. INDEMNIFICATION AND CONTRIBUTION. (a) The Depositor and KBUSA will jointly and severally indemnify and hold each Underwriter harmless against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in (x) the Registration Statement, the Preliminary Prospectus Supplement, the Prospectus or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and (y) the Prospectus or any amendment or supplement thereto or any related Preliminary Prospectus Supplement, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; PROVIDED, HOWEVER, that neither the Depositor nor KBUSA will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with the Underwriter Information furnished to the Depositor or KBUSA by any Underwriter through the Representative specifically for use therein.

          (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Depositor and KBUSA against any losses, claims, damages or liabilities to which the Depositor or KBUSA may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in (x) the Registration Statement, the Preliminary Prospectus Supplement, the Prospectus or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and (y) the Prospectus or any amendment or supplement thereto or any related Preliminary Prospectus Supplement, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the Underwriter Information relating to such Underwriter furnished to the Depositor or KBUSA by such Underwriter through the Representative specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Depositor and KBUSA in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred.

          (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve such indemnifying party from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above, except, and only to the extent, that the indemnifying party is materially prejudiced as a result of such failure to receive notice. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by the indemnified party of the counsel appointed by the indemnifying party, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. In no event shall the indemnifying party be liable for fees and expenses for more than one counsel separate from their own counsel for all indemnified parties in connection with any one action or related actions in the same jurisdiction arising out of the same general allegations or circumstances unless any such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to or in conflict with those available to the other indemnified parties and in the judgment of such counsel it is advisable for such indemnified party to employ separate counsel. An indemnifying party will not, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent
(i) includes an unconditional release of each indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

          (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnifying party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Depositor and KBUSA on the one hand and the Underwriters on the other from the offering of the Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Depositor and KBUSA on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Depositor and KBUSA on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Depositor and KBUSA bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Depositor and KBUSA or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. Each of the Depositor, KBUSA and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by PRO RATa allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Notes underwritten by it and offered and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, except as may be provided in any agreement among the Underwriters relating to the offering of the Notes. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters in this subsection (d) to contribute are several in proportion their respective underwriting obligations and not joint.

          (e) The obligations of the Depositor and KBUSA under this Section shall be in addition to any liability which the Depositor or KBUSA may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Depositor or KBUSA to each officer of the Depositor or KBUSA who has signed the Registration Statement and to each person, if any, who controls the Depositor and KBUSA within the meaning of the Act.

          8. SURVIVAL OF REPRESENTATIONS AND OBLIGATIONS. The respective indemnities, agreements, representations, warranties and other statements of the Depositor and KBUSA or its officers and of the several Underwriters set forth in or made pursuant to this Agreement or contained in certificates of officers of the Underwriters or officers of the Depositor and KBUSA submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation or statement as to the results thereof, made by or on behalf of any Underwriter, the Depositor and KBUSA or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Notes. If for any reason the purchase of the Notes by the Underwriters is not consummated, the Depositor and KBUSA shall remain responsible for the expenses to be paid or reimbursed by the Depositor and KBUSA pursuant to Section 5 and the respective obligations of the Depositor and KBUSA and the Underwriters pursuant to Section 7 shall remain in effect. If for any reason the purchase of the Notes by the Underwriters is not consummated (other than pursuant to Section 9), the Depositor and KBUSA will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Notes.

          9. FAILURE TO PURCHASE THE NOTES. If any Underwriter or Underwriters default in their obligations to purchase its portion of the Notes hereunder and the aggregate principal amount of the Notes that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total principal amount of the Notes, the Representative may make arrangements satisfactory to the Depositor and KBUSA for the purchase of such Notes by other persons, including any of the Underwriters, but if no such arrangements are made by the Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Notes that such defaulting Underwriters agreed but failed to purchase. If any Underwriter or Underwriters so default and the aggregate principal amount of the Notes with respect to such default or defaults exceeds 10% of the total principal amount of the Notes and arrangements satisfactory to the Representative and the Depositor and KBUSA for the purchase of such Notes by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Depositor and KBUSA except as provided in Section 7. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter or Underwriters from liability for its default.

          10. NOTICES. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to the Representative at 31 West 52nd Street, New York, NY 10019, Attention:
Erik Falk; if sent to KBUSA, will be mailed, delivered or telegraphed and confirmed to it at Key Bank USA, National Association, 800 Superior Avenue, Cleveland, OH 44144, Attention: Senior Vice President, Education Lending; if sent to the Depositor, will be mailed, delivered or telegraphed and confirmed to it at Key Consumer Receivables LLC, 127 Public Square, Cleveland, OH 44144,
Attention: Craig T. Platt; PROVIDED, HOWEVER, that any notice to an Underwriter pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Underwriter. Any such notice will take effect at the time of receipt.

          11. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligations hereunder.

          12. REPRESENTATION OF UNDERWRITERS. The Representative shall act for the several Underwriters in connection with this financing, and any action under this Agreement taken by the Representative will be binding upon all the Underwriters.

          13. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

          14. APPLICABLE LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS; IN ADDITION EACH PARTY HERETO IRREVOCABLY WAIVES ANY RIGHTS IT MIGHT HAVE TO TRIAL BY JURY.

          If the foregoing is in accordance with the understanding of the Representative of our agreement, kindly sign and return to us one of the counterparts hereof, whereupon it will become a binding agreement between the Depositor and KBUSA and the several Underwriters in accordance with its terms.

                                Very truly yours,


                                KEY BANK USA, NATIONAL ASSOCIATION


                                By: /s/ Craig T. Platt
                                    -------------------------------------
                                    Name:    Craig T. Platt
                                    Title:   Senior Vice President


                                Very truly yours,


                                KEY CONSUMER RECEIVABLES LLC By:


                                By: /s/ Craig T. Platt
                                    -------------------------------------
                                    Name:    Craig T. Platt
                                    Title:   President

The foregoing Note Underwriting
Agreement is hereby confirmed
and accepted as of the date
first written above.



                                DEUTSCHE BANC ALEX. BROWN INC.

                                Acting on behalf of itself and as Representative of the several Underwriters.


                                By: /s/ Paul Vambutas
                                    -------------------------------------
                                    Name:  Paul Vambutas
                                    Title: Vice President


                                By: /s/ Erik Falk
                                    -------------------------------------
                                    Name:  Erik Falk
                                    Title: Managing Director

                                   SCHEDULE I

                                                    CLASS I-A-1      CLASS I-A-2      CLASS I-B      CLASS II-A-1     CLASS II-A-2
                                                    -----------      -----------      ---------      ------------     ------------

Deutsche Banc Alex. Brown Inc...................    $49,000,000     $120,750,000      $5,250,000      $33,900,000     $191,100,000

McDonald Investments Inc., a wholly owned
subsidiary of KeyCorp...........................    $49,000,000     $120,750,000      $5,250,000      $33,900,000     $191,100,000

Total...........................................    $98,000,000     $241,500,000     $10,500,000      $67,800,000     $382,200,000

                                   APPENDIX A

                [See Appendix A to Sale and Servicing Agreement]

                                                                       EXHIBIT A

                           Form of Opinion of Counsel
                      to Key Bank USA, National Association


                               September 14, 2001



Deutsche Banc Alex. Brown                       Moody's Investors Service, Inc.
31 West 52nd Street                             99 Church Street, 4th Floor
New York, New York  10019                       New York, New York  10007

Bank One, National Association                  Fitch, Inc.
1 Bank One Plaza, Suite IL1-0126                One State Street Plaza
Chicago, Illinois  60670-0126                   New York, New York  10004

The Chase Manhattan Bank                        Standard & Poor's Ratings Group
450 West 33rd Street, 14th Floor                55 Water Street
New York, New York  10001                       New York, New York  10041

MBIA Insurance Corporation
113 King Street
Armonk, New York 10504

Re:   KEYCORP STUDENT LOAN TRUST 2001-A

Gentlemen:

     I am the General Counsel of Key Bank USA, National Association (the "Bank") and have acted as counsel to the Bank and its wholly owned subsidiaries Key Consumer Receivables LLC ("KCRL") and Key Consumer QSPE LLC ("QSPE", and together with "KCRL", the "Companies") in connection with the issuance and sale by KeyCorp Student Loan Trust 2001-A (the "Trust") of Floating Rate Class I-A-1 Asset Backed Notes in the aggregate principal amount of $98,000,000, Floating Rate Class I-A-2 Asset Backed Notes in the aggregate principal amount of $ 241,500,000, Floating Rate Class I-B Asset Backed Notes in the aggregate principal amount of $10,500,000 , Floating Rate Class II-A-1 Asset Backed Notes in the aggregate principal amount of $67,800,000 and Floating Rate Class II-A-2 Asset Backed Notes in the aggregate principal amount of $382,200,000, pursuant to the Note Underwriting Agreement relating thereto among the Bank, KCRL and Deutsche Bank Securities Inc. (the "Underwriting Agreement"). Except as otherwise indicated herein, capitalized terms are defined as set forth in the Underwriting Agreement. As used herein, "Principal Documents" shall mean, collectively, (a) the Sale and Servicing Agreement, the Student Loan Transfer Agreements, the Great Lakes Sub-Servicing Agreement, the PHEAA Sub-Servicing Agreements, the Trust Agreement, the Cap Agreements, the Interest Rate Swaps, the Insurance Agreement, the Indemnification Agreement and the Administration Agreement, and (b) the Guarantee Agreement to which the Bank, TERI, and the Eligible Lender Trustee are parties.

     Based upon and subject to the limitations and qualifications set forth below, I am of the opinion that:

     (1) The Bank has been duly organized and is validly existing as a national banking association in good standing under the laws of the United States of America, with corporate power and authority to own its properties and to conduct its business as now conducted by it and to enter into and perform its obligations under the Underwriting Agreement and the Principal Documents to which it is a party, and had, at all relevant times, and now has the corporate power and authority, and legal right, to acquire, own, and sell the Initial Financed Student Loans it sold to KCRL.

     (2) KCRL has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware with corporate power and authority to own its properties and to conduct its business as now conducted by it and to enter into and perform its obligations under the Underwriting Agreement and the Principal Documents to which it is a party and had, at all relevant times, and now has the corporate power and authority, and legal right, to acquire, own, and sell the Initial Financed Student Loans to the Trust.

     (3) QSPE has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and to conduct its business as now conducted by it and to enter into and perform its obligations under the Principal Documents to which it is a party, and had, at all relevant times, and now has the corporate power and authority, and legal right, to acquire, own, and sell the Initial Financed Student Loans it sold to KCRL.

     (4) KCRL has duly authorized, executed, and delivered the written order to the Eligible Lender Trustee to authenticate the Certificate. When the Certificate has been duly executed, authenticated and delivered in accordance with the Trust Agreement, it will be validly issued and entitled to the benefits of the Trust Agreement, subject to the General Qualifications (as defined in Appendix A).

     (5) KCRL has duly authorized, executed, and delivered the written order to the Eligible Lender Trustee to execute and deliver the Issuer Order to the Indenture Trustee. When the Notes have been duly executed, delivered, and authenticated in accordance with the Indenture and delivered and paid for pursuant to the Underwriting Agreement, the Notes will be validly issued and entitled to the benefits of the Indenture, subject to the General Qualifications.

     (6) The Bank has duly authorized, executed, and delivered the Principal Documents to which it is a party and such Principal Documents are legal, valid, and binding obligations of the Bank, enforceable against it in accordance with their terms, subject to the General Qualifications.

     (7) KCRL has duly authorized, executed, and delivered the Underwriting Agreement and the Principal Documents to which it is a party and such Principal Documents are legal, valid, and binding obligations of KCRL, enforceable against KCRL in accordance with their terms, subject to the General Qualifications.

     (8) QSPE has duly authorized, executed, and delivered the Principal Documents to which it is a party and such Principal Documents are legal, valid, and binding obligations of QSPE, enforceable against QSPE in accordance with their terms, subject to the General Qualifications.

     (9) Neither the transfer of the Initial Financed Loans sold by the Bank to KCRL, nor the execution and delivery by the Bank of the Underwriting Agreement and the Principal Documents to which it is a party, nor the consummation of the transactions contemplated by the Underwriting Agreement and such Principal Documents, nor the performance by the Bank of its obligations thereunder will
(i) violate the Articles of Association and by-laws, as amended, of the Bank,
(ii) breach, or result in a default under or acceleration of, any existing obligation of the Bank in any indenture, agreement, or instrument actually known to me, after a reasonable investigation, which breach or default would reasonably be expected to have a material adverse effect on the condition of the Bank, financial or otherwise, or adversely effect the transactions contemplated by the Principal Documents to which it is a party to, (iii) violate or contravene the terms of any Court Order actually known to me, or (iv) violate or contravene the terms of applicable provisions of statutory law or regulation.

     (10) Neither the transfer of the Initial Financed Loans by KCRL to the Eligible Lender Trustee on behalf of the Trust, nor the assignment by KCRL of the Trust Estate to the Trust, nor the grant by the Trust of the security interest in the Collateral to the Indenture Trustee pursuant to the Indenture, nor the execution and delivery by KCRL of the Underwriting Agreement and the Principal Documents to which it is a party, nor the consummation of the transactions contemplated by the Underwriting Agreement or such Principal Documents nor the performance by KCRL of its obligations thereunder will (i) violate the Certificate of Formation or the Limited Liability Company Agreement, as amended, of KCRL, (ii) breach, or result in a default under or acceleration of, any existing obligation of KCRL in any indenture, agreement, or instrument actually known to me, after a reasonable investigation, which breach or default would reasonably be expected to have a material adverse effect on the condition of KCRL, financial or otherwise, or adversely effect the transactions contemplated by the Principal Documents to which it is a party to, (iii) violate or contravene the terms of any Court Order actually known to me, or (iv) violate or contravene the terms of applicable provisions of statutory law or regulation.

     (11) Neither the transfer of the Initial Financed Loans sold by QSPE to KCRL, nor the execution and delivery by QSPE of the Principal Documents to which it is a party, nor the consummation of the transactions contemplated by the Principal Documents nor the performance by QSPE of its obligations thereunder will (i) violate the Certificate of Formation or the Limited Liability Company Agreement, as amended, of QSPE, (ii) breach, or result in a default under or acceleration of, any existing obligation of QSPE in any indenture, agreement, or instrument actually known to me, after a reasonable investigation, which breach or default would reasonably be expected to have a material adverse effect on the condition of QSPE, financial or otherwise, or adversely effect the transactions contemplated by the Principal Documents to which it is a party to, (iii) violate or contravene the terms of any Court Order actually known to me, or (iv) violate or contravene the terms of applicable provisions of statutory law or regulation.

     (12) There are no actions, proceedings or investigations pending against the Bank or either of the Companies or, to my actual knowledge, threatened against any of them before any court, administrative agency, or tribunal (i) asserting the invalidity of the Trust or any of the Underwriting Agreement or Principal Documents, (ii) seeking to prevent the consummation of any of the transactions contemplated by any of the Underwriting Agreement or the Principal Documents or the execution and delivery thereof, or (iii) that could reasonably be expected to materially and adversely affect the enforceability of the Underwriting Agreement or Principal Documents against the Bank or either of the Companies or the ability of any of them to perform their obligations thereunder.

     (13) No consent, approval, authorization, or order of, or filing with, any court or governmental agency or body is required of the Bank or either of the Companies for the consummation of the transactions contemplated in the Principal Documents, except such consents, approvals, authorizations, or orders as have been obtained or such filings as have been made.

     (14) To my actual knowledge, there are no legal or governmental proceedings pending or threatened against the Bank or either of the Companies that are required to be disclosed in the Registration Statement, other than those disclosed therein.

     (15) To my actual knowledge, there are no contracts, indentures, mortgages, loan agreements, notes, leases, or other instruments to which the Bank or either of the Companies is a party that are required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto.

     For purposes of this opinion, I have assumed that (i) with respect to the opinions expressed in paragraphs 6 through 11, the Bank, QSPE and KCRL each hold the requisite title and rights to the Financed Student Loans each is transferring, (ii) the Underwriting Agreement and the Principal Documents have been duly executed and delivered by all parties thereto (other than the Bank and the Companies) and are valid and binding upon and enforceable against such parties, subject to the General Qualifications, (iii) there has been no mutual mistake of fact or misunderstanding, fraud, duress, or undue influence, (iv) all statutes, judicial and administrative decisions, and rules and regulations constituting Federal law and the laws of the State of Ohio are generally available to lawyers practicing in the State of Ohio and are in a format that make legal research reasonably feasible, and (v) Court Orders and agreements to which the Bank or either of the Companies are party to or by which any of them or their properties are bound would be enforced as written.

     The opinions expressed herein are limited to matters of Federal law and the laws of the State of Ohio, without giving effect to principles of conflicts of laws. This Opinion Letter addresses only the specific legal issues addressed herein and does not, by implication or otherwise, address any other legal issues, including without limitation: federal securities and tax laws; state securities, "blue-sky", or tax laws; the characterization of the transfer of the Initial Financed Student Loans by the Bank and QSPE to KCRL and by KCRL to the Trust as a sale of such Initial Financed Student Loans or a transfer of a security interest therein, or the form, sufficiency or other legal requirements for such sale or transfer of a security interest (including the attachment and perfection thereof); laws, rules, and regulations of municipalities or other political subdivisions of the State of Ohio; and federal and state laws (such as ERISA and RICO) that in my reasonable judgment do not relate to the opinions expressed herein.

     This opinion is rendered solely to the addressees hereof, for their use in connection with the transactions contemplated by the Underwriting Agreement and Principal Documents and may not be relied upon for any other purpose or by any other person.


                                            Very truly yours,


                                            /s/ Forrest F. Stanley
                                            ----------------------------
                                            Forrest F. Stanley
                                            General Counsel

                                   APPENDIX A

     This Appendix A is attached to, and shall be deemed a part of the Opinion Letter of Forrest F. Stanley, General Counsel of Key Bank USA, National Association, to Deutsche Banc Alex. Brown, et al., dated September 14, 2001 (the "Opinion Letter").

A. GENERAL QUALIFICATIONS. As used in the Opinion Letter, the term "General Qualifications" shall mean and include, without limitation:

     (1) the effect of bankruptcy, insolvency, reorganization, receivership, moratorium, and similar laws affecting the rights and remedies of creditors generally, including, without limitation, (a) the Federal Bankruptcy Code; (b) all other Federal and state bankruptcy, insolvency, reorganization, receivership, moratorium, arrangement, and assignment for the benefit of creditors laws that affect the rights and remedies of creditors generally or that have reference to or affect generally only creditors of specific types of debtors, and state laws of like character affecting generally only creditors of financial institutions; (c) state fraudulent transfer and conveyance laws; (d) judicially developed doctrines relevant to any of the foregoing laws, such as substantive consolidation of entities;

     (2) the effect of general principles of equity, whether applied by a court of law or equity, including, without limitation, principles: (a) governing the availability of specific performance, injunctive relief, or other equitable remedies, including those principles which may place the award of such remedies, subject to certain guidelines, in the discretion of the court to which application for such relief is made; (b) affording equitable defenses against a party seeking enforcement; (c) requiring good faith and fair dealing in the performance and enforcement of a contract by the party seeking its enforcement; (d) requiring reasonableness in the performance and enforcement of an agreement by the party seeking enforcement of the contract; (e) requiring consideration of the materiality of a breach and the consequences of the breach to the party seeking enforcement;
          (f) requiring consideration of the impracticability or impossibility of performance at the time of attempted enforcement; (g) affording defenses based upon the unconscionability of the enforcing party's conduct after the parties have entered into the contract; and

     (3) the effect of other generally applicable rules of law that: (a) limit or affect the enforcement of provisions of a contract that purport to require waiver of the obligations of good faith, fair dealing, diligence and reasonableness; (b) provide that forum selection clauses in contracts are not necessarily binding on the court(s) in the forum selected; (c) limit the availability of a remedy under certain circumstances where another remedy has been elected; (d) limit the right of a creditor to use force or cause a breach of the peace in enforcing rights; (e) relate to the sale or disposition of collateral or the requirements of a commercially reasonable sale; (f) limit the enforceability of provisions releasing, exculpating or exempting a party from, or requiring indemnification of a party for, liability for its own action or inaction, to the extent the action or inaction involves gross negligence, recklessness, willful misconduct or unlawful conduct; (g) may, where less than all of a contract may be unenforceable, limit the enforceability of the balance of the contract to circumstances in which the unenforceable portion is not an essential party of the agreed exchange; (h) govern and afford judicial discretion regarding the determination of damages and entitlement to attorneys' fees and other costs; (i) may, in the absence of a waiver or consent, discharge a guarantor to the extent that (a) action by a creditor impairs the value of collateral securing guaranteed debt to the detriment of the guarantor, or (b) guaranteed debt is materially modified; (j) may permit a party who has materially failed to render or offer performance required by the contract to cure that failure unless (a) permitting a cure would unreasonably hinder the aggrieved party from making substitute arrangements for performance, or (b) it was important in the circumstances to the aggrieved party that performance occur by the date stated in the contract.

B. ACTUAL KNOWLEDGE. The phrases "actually known to me," my "actual knowledge" or similar phrases shall mean the conscious awareness of facts or other information by me or by any lawyer in the KeyCorp Law Group in Cleveland, Ohio.

C. COURT ORDERS. The term "Court Orders" shall mean judicial administrative orders, writs, judgments, and decrees that name the Bank or either of the Companies, are specifically directed to them or their property, and are issued by a court of competent jurisdiction.

                                                                       EXHIBIT B

                     [Form of Opinion of Thompson Hine LLP]

                                 [SEE ATTACHED]